UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

SPRINGWORKS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39044	83-4066827
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Washington Blvd

Stamford, Connecticut 06902

(Address of principal executive offices, including Zip Code)

(203) 883-9490

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on April 27, 2025, SpringWorks Therapeutics, Inc., a Delaware corporation (the “Company” or “SpringWorks”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), and EMD Holdings Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger Agreement was approved by the board of directors of the Company (the “Board”).

The completion of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including the expiration or termination of the applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended from time to time (the “HSR Act”), and the approval of the Merger by the Bundeskartellamt under the German Act Against Restraints of Competition (Gesetz Gegen Wettbewerbsbeschränkungen). On May 20, 2025, the Bundeskartellamt approved the Merger. The waiting period with respect to the Merger under the HSR Act expired at 11:59 p.m. Eastern Time on June 13, 2025. The approval of the Merger by the Bundeskartellamt and expiration of the waiting period under the HSR Act satisfy the aforementioned conditions to the completion of the Merger. The completion of the Merger remains subject to the satisfaction of other closing conditions, including approval of the Merger Agreement by the affirmative vote of holders of at least a majority of the outstanding shares of common stock, par value $0.0001 per share, of the Company entitled to vote on the adoption of the Merger Agreement at a meeting of Company stockholders duly called and held for such purpose. Assuming the satisfaction of necessary closing conditions, the Merger is expected to be consummated in the second half of 2025.

Additional Information and Where to Find It

In connection with the proposed transaction between SpringWorks and Merck KGaA, Darmstadt, Germany, SpringWorks has filed with the SEC a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, SpringWorks may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of SpringWorks are urged to read the proxy statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The proxy statement has been mailed or otherwise made available to SpringWorks’ securityholders. Investors and securityholders are able to obtain a copy of the proxy statement as well as other filings containing information about the proposed transaction that are filed by SpringWorks with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of SpringWorks’ website at ir.springworkstx.com, or by contacting SpringWorks’ investor relations department at investors@springworkstx.com.

Participants in the Solicitation

SpringWorks and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SpringWorks in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about SpringWorks’ directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction are included in the proxy statement. SpringWorks stockholders may obtain additional information regarding the participants in the solicitation of proxies in connection with the proposed transaction, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements of SpringWorks Therapeutics

Any statements in this Form 8-K about SpringWorks’ future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Merck KGaA, Darmstadt, Germany’s proposed acquisition of SpringWorks, the ability of Merck KGaA, Darmstadt, Germany and SpringWorks to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the proposed transaction, Merck KGaA, Darmstadt, Germany’s and SpringWorks’ beliefs and expectations and statements about the benefits sought to be achieved in Merck KGaA, Darmstadt, Germany’s proposed acquisition of SpringWorks, the potential effects of the acquisition on SpringWorks, the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of SpringWorks’ product candidates, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond SpringWorks’ control. These forward-looking statements are based upon SpringWorks’ current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of the requisite approval of SpringWorks’ stockholders; (iii) the effects of disruption from the proposed transaction contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed transaction on SpringWorks’ business; (iv) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact SpringWorks’ ability to pursue certain business opportunities; (xi) risks related to the advancement of product candidates into, and successful completion of, preclinical studies and clinical trials; (xii) risks and uncertainties related to regulatory application, review and approval processes and SpringWorks’ compliance with applicable legal and regulatory requirements; (xiii) general industry conditions and competition; and (xiv) general economic factors. These risks, as well as other risks associated with the proposed transaction, are described in additional detail in the proxy statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in SpringWorks’ most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. All forward-looking statements contained in this communication speak only as of the date hereof, and SpringWorks specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpringWorks Therapeutics, Inc.

By:	/s/ Francis I. Perier, Jr.
Name: Francis I. Perier, Jr.
Title: Chief Financial Officer

Dated: June 16, 2025